UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the

Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2007

CapSource Financial, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	1-31730 (Commission File Number)	84-1334453 (IRS Employer Identification No.)

2305 Canyon Boulevard, Suite 103 Boulder, CO (Address of Principal Executive Offices)	80302 (Zip Code)

Registrant’s telephone number, including area code:	(303) 245-0515

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 9, 2007, CapSource Financial, Inc. (the “Company”) and its Mexican operating subsidiary RESALTA entered into a new exclusive dealer agreement with Hyundai de Mexico, S.A. de C.V., a subsidiary of Hyundai Translead of San Diego, California, that replaces the existing dealer agreement with Hyundai Translead, which was set to expire in November 2007. The new dealer agreement now allows us to purchase trailers and parts directly from the Hyundai manufacturing subsidiary, Hyundai de Mexico, increases RESALTA’s line of credit with Hyundai from $1,000,000 (US) to $1,500,000(U.S.) and extends the expiration date until December 31, 2010.

Item 2.03	Creation of a Direct Financial Obligation

See discussion of the Hyundai Exclusive Dealer Agreement under Item 1.01 above.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

10.1	Press Release
10.2	Copy of Hyundai Exclusive Dealer Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOURCE FINANCIAL, INC. (Registrant)

Date: July 9, 2007	By:	/s/ Steven E. Reichert
Name: Steven E. Reichert
Title: Vice President and General Counsel